EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Quarterly Report on Form 10-Q, that:

      - the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities and Exchange Act of 1934, as amended, and

      - the information contained in the report fairly presents, on all material respects, the Company's financial condition and results of operations.

/s/ John J. Remaley
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John J. Remaley, Chief Executive Officer

Dated: November 12, 2004

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